EXHIBIT 10.15


                            CORPORATE CERTIFICATE OF

                          BOTT EQUIPMENT COMPANY, INC.

As a continuing inducement to BLX Funding LLC ("BLX") to purchase accounts receivable in factoring transactions from the corporation named above (the "Company"), the undersigned officers of the Company represent, warrant and covenant to BLX as follows:

1. The exact name of the Company is:

   Bott Equipment Company, Incorporated
   ------------------------------------

2. The Company was incorporated on OCTOBER 25, 2006 under the laws of the state of TEXAS; is in good standing under the laws thereof; and will continue to be so upon each sale of an account receivable to BLX.

3. The principal place of business of the Company and location of its books pertaining to accounts, contract rights, inventory and other business record is:

   6325 Long Dr.
--------------------------------------------------------------------------------
   Street Address

   Houston, Harris County, Texas 77087
--------------------------------------------------------------------------------
   City, County, State and Zip Code

The other office(s) of the Company are at the following addresses (attach additional sheets if necessary):

                 N/A                                      N/A
--------------------------------------  ----------------------------------------
Street address                          Street Address


--------------------------------------  ----------------------------------------
City, County, State and Zip Code        City, County, State and Zip Code


4. The stockholders and directors of the Company have duly authorized and adopted all corporate proceedings necessary to enable the Company to sell accounts receivable to BLX in factoring transactions including, without limitation, the execution, delivery and performance by an officer or employee of the Company, acting singly, of a Purchase and Sale Agreement for each such invoice factored.

BLX may rely on the execution of a Purchase and Sale Agreement by any employee of the Company as conclusive evidence of the binding determination of the Company to enter into the transactions set forth therein.

5. The officers of the Company and their respective titles and signatures are (attach additional sheets if necessary):


President:    James A. Latty                     /s/ James A. Latty
              ----------------------------       ----------------------------
              Printed                            Signed

Secretary:    James A. Latty                     /s/ James A. Latty
              ----------------------------       ----------------------------
              Printed                            Signed

CFO:          Richard W. York                    /s/ Richard W. York
              ----------------------------       ----------------------------
              Printed                            Signed


Except as indicated below, each of these officers, acting singly or in concert with one or more other such officers, has the full power to execute documents for and on behalf of the Company in all transactions with BLX.

6. The Company will deliver written notice to BLX of any change with respect to any of the foregoing matters within 10 days following the occurrence of any such change. BLX shall, however, be entitled to rely in all respects on the foregoing certifications unless or until any such notice is received.

IN WITNESS WHEREOF, the undersigned has duly executed this Corporate Certificate as of the 22nd day of November, 2006.


--------------------------------------------
Signature of Corporate Secretary

The undersigned hereby certifies to BLX that the above signatory is the duly elected and qualified Secretary of the Company.


--------------------------------------------
Signature of President

                                 ACKNOWLEDGMENT

STATE OF         CA        :
                           : SS:
COUNTY OF        L.A.      :


On this 22nd day of November, 2006, before me personally came Richard W. York, to me known, who being duly sworn, did depose and say that he resides at 5254 Corte Bocina, #42, Camarillo, California 93012, and that he is the Chief Financial Officer of Bott Equipment Company, Inc., a Texas corporation, the corporation described in and which executed the foregoing instrument, and acknowledged that he executed the same by authority of the board of directors of said corporation for the uses and purposes in said corporation set forth.



/s/ Hayedeh Eftekhari
------------------------------------
Notary Public

                                                         HAYEDEH EFTEKHARI
                                          [SEAL]        COMMISSION #1435692
                                                     NOTARY PUBLIC - CALIFORNIA
                                                        LOS ANGELES COUNTY
                                                   MY COMM. EXPIRES AUG 22, 2007

                              PERFORMANCE GUARANTY

This Performance Guaranty made as of the 22nd day of November, 2006 by and between BLX Funding LLC, a Delaware Limited Liability Company, having an office at 1633 Broadway, 39th Floor, New York, NY 10019 ("BLX") and CALIFORNIA MEMS USA, INC., a California corporation ("Guarantor").

WHEREAS:

A. Bott Equipment Company, Inc. and Gulfgate Equipment, Inc. (collectively the "Company") and BLX have or are about to enter into a Factoring Agreement, of even date herewith (the "Factoring Agreement") and, from time to time after the date hereof, intend to enter into Purchase and Sale Agreements (collectively, the "Account Agreements"), pursuant to which BLX will purchase certain accounts receivable billed to customers of the Company ("Accounts Receivable") on the basis of, and in reliance upon, the representations, warranties and covenants of the Company contained in the Account Agreements (collectively, the "Representations").

B. Guarantor is the ????????????????????????? and owns ????% of the issued and outstanding shares of the Company.

C. It is a condition precedent to the obligation of BLX to enter into the Factoring Agreement and the Account Agreements and to purchase Accounts Receivable pursuant thereto that Guarantor shall have entered into this Performance Guaranty for the purpose of guaranteeing performance by the Company of the Representations.

NOW, THEREFORE, in order to induce BLX to enter into the Factoring Agreement and the Account Agreements and to purchase Accounts Receivable pursuant thereto, and for ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, Guarantor hereby agrees as follows:

1. GUARANTEED OBLIGATIONS. Guarantor hereby irrevocably and unconditionally guarantees (a) the due and punctual performance by the Company of the Representations, (b) the payment (and not merely the collectibility) of any loss, liability or expense incurred by BLX in the event any one or more of the Representations is untrue in any respect or fail to be performed, and (c) the payment (and not merely the collectibility) of any other obligation awed by the Company to BLX of any nature that arises hereafter: (i) under the Factoring Agreement or any Account Agreement; (ii) pursuant to any modification or amendment thereof; or (iii) pursuant to any new, amended, modified or superceding Factoring Agreement executed hereafter by BLX and the Company (the "Guaranteed Obligations"). This Performance Guaranty is a continuing guaranty of the Guaranteed Obligations for the duration of the term of any such Factoring Agreement and Account Agreements and shall be fully enforceable until each of the Guaranteed Obligations has been fully and completely satisfied. If the Company, or any of its successors and assigns, shall fail to perform all or any of the Representations and/or fail to duly and punctually pay the amounts set forth in subdivisions (a), (b), and (c) above, or any of them, Guarantor shall forthwith pay the same on demand.

2. DEMAND BY BLX. The liabilities and obligations of Guarantor hereunder in respect of the Guaranteed Obligations shall become due and payable by Guarantor to BLX immediately after demand hereunder is made upon Guarantor by BLX in writing. Any such demand may be delivered concurrently with any notice of default. BLX shall be entitled to exercise its rights hereunder one or more times and no failure to exercise any such rights shall constitute a waiver thereof or of the right thereafter to seek payment hereunder on account thereof or otherwise.

3. PRIMARY OBLIGATION. The liability of Guarantor hereunder shall be primary, direct and immediate, and not conditional or contingent upon pursuit by BLX of any remedies it may have against the Company or any other party with respect to the Guaranteed Obligations. Any one or more successive and/or concurrent actions may be brought against Guarantor either in the same action or proceeding, if any, brought against the Company, or in separate actions, as BLX in its sole discretion may deem advisable.

4. SUBROGATION. Guarantor shall become subrogated to the rights of BLX against the Company for any amounts actually paid by Guarantor to BLX hereunder only upon the payment or discharge in full of all of the Guaranteed Obligations. Such rights of subrogation shall be shared with other guarantors, if any, pari passu and in proportion to the payments any such guarantors have made to BLX under any like performance guaranty. BLX shall be entitled to exercise any and all remedies to which it may be entitled against any collateral pledged by the Company as if no such rights of subrogation exist.

5. WAIVER OF DEMANDS, NOTICES, DILIGENCE. Guarantor hereby consents, to the extent permitted by applicable law, to all the terms and conditions of the Guaranteed Obligations and waives (a) demand for payment of the Guaranteed Obligations or of any claim therefore; (b) notice of the occurrence of a default or of an event of default of any of the Guaranteed Obligations; (c) protest of the nonpayment of any of the Guaranteed Obligations; (d) notice of presentment, demand and protest; (e) notice of acceptance of any guaranty herein provided for or of the terms and provisions thereof or hereof by BLX;
(f) notice of any indulgences or extensions granted to the Company or to any other person or entity which shall have succeeded to or assumed the obligations of the Company; (g) any requirement of diligence or promptness on BLX's part in the enforcement of any of its rights hereunder; (h) any enforcement of any of the Guaranteed Obligations; (i) any right which Guarantor might have to require BLX to proceed against any other guarantor of the Guaranteed Obligations or to realize on any collateral security therefore; and (j) any and all notices of every kind and description which may be required to be given by any statute or rule of law in any jurisdiction. The waivers hereinabove set forth shall be effective in all events and shall survive any liquidation, merger or consolidation of the Company or if the Company otherwise ceases to exist.

6.OBLIGATIONS OF GUARANTOR. The obligations of Guarantor under this Guaranty shall be unconditional, irrespective of the validity, regularity or enforceability of any of the Guaranteed Obligations. Such obligations shall not be affected by any action taken under any Guaranteed Obligations in the exercise of any right or remedy therein conferred; by any failure or omission on BLX's part to enforce any right granted there under or hereunder or any remedy conferred thereby or hereby; by any waiver of any term, covenant, agreement or condition of any of the Guaranteed Obligations or this Guaranty; by any release of any security or any other guaranty at any time existing for the benefit of BLX; by the merger or consolidation of the Company, or by any sale, lease or transfer by the Company to any person or entity of any or all of its properties; by any action of BLX granting indulgence or extension to or waiving or acquiescing in any default by the Company or by an successor to the Company or by any other person or entity which shall have assumed its obligations; by reason of any disability or other defense of the Company or of any successor to the Company; by any modification, or amendment of any agreement between the Company and BLX, or by the execution of any new, amended, modified or superceding Factoring Agreement between BLX and the Company or by any circumstance whatsoever (with or without notice to or knowledge of Guarantor) which may or might in any manner or to any extent vary or increase the risk of the Guarantor hereunder, it being the purpose and intent of Guarantor that the obligations of Guarantor shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment or performance as provided herein, and then only to the extent of such payment or performance.

6. NOTICES. All notices, demands, requests and other communications required or permitted hereunder shall be deemed to have been sufficiently given or made if in writing and delivered by hand personally to, or mailed by registered or certified mail, return receipt requested, or by overnight courier, or telefaxed with confirmation of receipt requested, to:

           To BLX:                BLX Funding LLC
                                  1633 Broadway, 39th Floor
                                  New York, NY 10019
                                  Attn: Mark Weinberg
                                  Fax: (646) 723-5089

            To Guarantor:         CALIFORNIA MEMS USA, INC. 5701
                                  Lindero Canyon Road Westlake
                                  Village, California 91362
                                   Fax: (818)735-4744

or at such other address as the party to whom such notice or demand is directed may have designated in writing to the other parties hereto by notice as provided in this section.

8. SURVIVAL OF GUARANTY. This Performance Guaranty shall inure to the benefit of and be binding upon Guarantor and BLX and their respective heirs, successors and assigns, including any subsequent holder or holders of any Guaranteed Obligations, and the term "BLX" shall include any such holder or holders whenever the context permits. Guarantor hereby expressly consents and agrees that this Performance Guaranty shall continue in full force and effect notwithstanding: (a) the modification, amendment or change in any way, of the terms and conditions of the relationship between BLX and the Company; (b) any increase or change in Guarantor's risk resulting from any such modification, amendment or change in any of the terms and conditions of the relationship between BLX and the Company and/or (c) the execution of a new or superseding Factoring Agreement between BLX and the Company.

9. INDEPENDENT OBLIGATION. BLX may proceed against Guarantor under this Performance Guaranty without first proceeding against the Company, against any other guarantor or any other person or any security held by BLX and without pursuing any other remedy.

10. COUNTERPARTS. This Performance Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

11. SUCCESSORS, GOVERNING LAW, CONSENT TO JURISDICTION, WAIVER OF SERVICE, WAIVER OF JURY TRIAL. This Performance Guaranty shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Performance Guaranty shall be governed by andf construed in accordance with the laws of the State of New York applicable to agreements made and to be performed exclusively within such state. The parties hereto mutually agree that any legal action relating to or arising from this Performance Guaranty or relating in any way to the factoring relationship between BLX and the Seller and Guarantor(s), shall be maintained only in (a) the Supreme Court of the State of New York, Borough of Manhattan, or (b) the federal courts in and for the Southern District of New York (the "Courts of Jurisdiction"), and the parties hereto expressly consent and agree, and waive any objection, to the jurisdiction of the Courts of Jurisdiction over any such legal action, and over the parties hereto, and to the laying of venue in any of the Courts of Jurisdiction. The parties expressly agree that no legal action may be maintained between or among the parties hereto other than in the Courts of Jurisdiction, however, nothing in this paragraph shall be construed to limit the rights of the parties to domesticate, or otherwise pursue, any judgment obtained in the Courts of Jurisdiction in any other court, state, territory or nation. Furthermore, the parties hereto expressly agree to waive all otherwise applicable statutes, rules, or other requirements relating to the service of legal process, including, but not limited to, the service of a summons and/or complaint, and hereby agree to accept service of process in any such legal action pursuant solely to the notice provisions contained herein. Any such service of legal process made pursuant to the notice provisions hereof shall be deemed to be good and valid service, without regard for any contrary or inconsistent statute, rule or provision. The parties hereto do hereby waive any and all right to a trial by jury in an action or proceeding arising out of this Performance Guaranty or any of the Factoring Documents.

IN WITNESS WHEREOF, the Guarantor has executed this Performance Guaranty as of the day and year first above written.

For:     GUARANTOR
         CALIFORNIA MEMS USA, INC.


         /s/ Richard W. York
         -----------------------------------
By:      Richard W. York, CFO

                                 ACKNOWLEDGMENT

STATE OF         CA        :
                           : SS:
COUNTY OF        L.A.      :


On this 22nd day of November, 2006, before me personally came Richard W. York, to me known, who being duly sworn, did depose and say that he resides at 5254 Corte Bocina, #42, Camarillo, California 93012, and that he is the Chief Financial Officer of CALIFORNIA MEMS USA, INC., a California corporation, the corporation described in and which executed the foregoing instrument, and acknowledged that he executed the same by authority of the board of directors of said corporation for the uses and purposes in said corporation set forth.



/s/ Hayedeh Eftekhari
------------------------------------
Notary Public

                                                         HAYEDEH EFTEKHARI
                                          [SEAL]        COMMISSION #1435692
                                                     NOTARY PUBLIC - CALIFORNIA
                                                        LOS ANGELES COUNTY
                                                   MY COMM. EXPIRES AUG 22, 2007

BLX Funding LLC                                    BLX Transaction # ___________
1633 Broadway, 39th Floor
New York, NY 10019
646-723-5000
                                                   Date:       11/22/06
                                                        ------------------------

                           PURCHASE AND SALE AGREEMENT

Name and Address of Client ("Seller"): Bott Equipment Company, Inc., 6325 Long Drive, Houston, Texas 77087

Aggregate Amount of Invoices (the "Accounts Receivable"): ______________________

Advance Amount (the "Advance Amount"): $________________________________________

Seller and BLX Funding LLC ("BLX") hereby agree to the following terms and conditions of this Purchase and Sale Agreement:

1. PURCHASE AND SALE OF INVOICES.

(a) Seller hereby sells, assigns, transfers, conveys and delivers to BLX and BLX hereby purchases and receives from Seller, all of Seller's right, title and interest in and to the Accounts Receivable. The Accounts Receivable and the customers of Seller who are obligated to pay such Accounts Receivable (the "Account Debtors") are set forth on Schedule A attached hereto and made a part hereof.

(b) BLX shall, within two (2) business days of BLX's receipt of a fully executed original of this Purchase and Sale Agreement, together with all documentation required hereby, notify Seller of the approved Accounts Receivable and the Advance Amount and shall deliver such Advance Amount within one (1) business day thereafter. Such documentation shall include, but not be limited to, an original and at least one (1) copy of each invoice, proof of delivery and an envelope addressed to the Account Debtor for each invoice. BLX will, upon collection of the Accounts Receivable from thy Account Debtors, pay to Seller the Net Balance. The term "Net Balance" means the Aggregate Amount of Invoices so collected less
(a) the Advance Amount and (b) the fee (including reimbursable out-of-pocket expenses) earned by BLX pursuant to the Fee and Reimbursements Schedule attached hereto and made a part hereof.

2. SELLER'S REPRESENTATIONS. Seller represents, warrants and covenants to BLX that:

(a) Seller is the sole owner of the Accounts Receivable and none of the Accounts Receivable have previously been assigned or encumbered in any manner; Seller has the full power and authority to sell each of the Accounts Receivable and has duly authorized their sale to BLX pursuant to this Purchase and Sale Agreement.

(b) Each Account Receivable is for the amount stated on Schedule A and is/are due and payable in accordance with its/their terms and there are no set-offs, deductions, discounts, reductions, disputes, contingencies or counterclaims against Seller or any of the Accounts Receivable (collectively, a "Chargeback").

(c) The full amount of the Accounts Receivable is current and presently due and owing to Seller; payment is not contingent upon fulfillment of any other obligation at any time. Furthermore, the prices and terms of shipment conform in all material respects to the terms of any related purchase order or agreement with the Account Debtor.

(d) Upon purchase hereunder, BLX shall be the sole owner and holder of the Accounts Receivable, together with any products, contract rights and/or insurance claims (including the right to receive the proceeds thereof), rights of stoppage in transit and rights of return relating to the Accounts Receivable, all of which are to be deemed a part of the Accounts Receivable. Seller expressly agrees to immediately notify BLX of any payment on account of the Accounts Receivable which Seller receives and to hold any checks and other instruments so received in trust for BLX and to deliver the same in the form received or the proceeds thereof to or at the direction of BLX.

(e) BLX shall have the right of endorsement on all payments received in connection with each Account Receivable and Seller hereby appoints BLX its attorney-in-fact, coupled with an interest, for such purpose.

(f) None of the Accounts Receivable has been generated from a sale to a parent, subsidiary or affiliate or constitute a consignment sale, a replacement of returned goods or a bill and hold transaction.

(g) The Accounts Receivable are free of all liens, claims, charges and encumbrances.

(h) Seller hereby ratifies and confirms each of the statements, representations, and warranties made in the most current copy of its Corporate Certificate delivered to BLX and in any other document or agreement in connection herewith.

3. NO RECOURSE TO SELLER. Except as hereinafter provided, Seller shall not be liable to repay all or any portion of the Advance Amount if any portion of the Accounts Receivable is not paid by the Account Debtor(s). Notwithstanding the foregoing, in the event (a) any of Seller's representations set forth in Section 2 shall be untrue in any respect or there shall otherwise occur a breach of Seller's obligations hereunder or (b) there shall be a reduction in the amount paid on an Account Receivable by means of allowance(s), discount(s), return(s), performance defense(s) or offset(s), BLX may (i) take a corresponding reduction from any other payments received on account of Seiler or any subsidiary, affiliate or division thereof and/or reduce by a corresponding amount any payment to be made by BLX hereunder or under any other Purchase and Sale Agreement between BLX and Seller and if a deficiency exists (ii) demand reimbursement directly from Seller for the amount of any such deficiency and Seller shall immediately deliver such amount to BLX.

4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely therein, without giving effect to conflicts of laws rules.

5. CHARGES.

(a) BLX shall have the full power and authority to collect each Account Receivable, through legal action or otherwise and may, if necessary, in its sole discretion to facilitate collection, settle, compromise, or assign (in whole or in part) the claim for any of the Accounts Receivable, or otherwise exercise any other right now existing or hereafter arising with respect thereto. Any such compromise or settlement which reduces the amount collected on account of such Accounts Receivable shall reduce any amount otherwise due to Seller. In addition, BLX may apply and thereby further reduce any amount otherwise due to Seller, its reasonable costs and expenses (including attorney's fees and disbursements) of enforcing its rights against one or more of the Account Debtors. Seller shall be and hereby is liable, in addition to any other obligations under this Purchase and Sale Agreement, for all costs and expenses (including attorney's fees and disbursements), together with interest on the amount of the Accounts Receivable from the date hereof to and including the date of collection at the maximum rate permitted by applicable law, in the event BLX is required to enforce its rights hereunder against Seller or any Guarantor by virtue of Seller's breach of the provisions of Section 2 hereof.

(b) Any payment to which Seller shall be entitled hereunder shall be reduced by the reimbursable out of pocket costs incurred by BLX for Seller pursuant to the Fee and Reimbursements Schedule attached hereto.

6. COMPLETE AGREEMENT. This Agreement sets forth the complete and entire understanding between Seller and BLX and may only be modified by a written instrument signed by the party to be bound thereby. All understandings and agreements heretofore had between the parties, if any, with respect to the subject matter hereof are merged into this Purchase and Sale Agreement which alone fully and completely expresses their agreement, but shall, in all events, be governed by the terms and conditions of the Factoring Agreement between the parties.

7. PARTIES TO BE BOUND. This Agreement shall bind BLX and Seller, their respective successors and assigns, and all subsidiaries and affiliates of Seller, to which each of the provisions hereof shall apply; provided, however, that Seller may not assign its interest hereunder without BLX's prior written consent.

8. NOTICES. All notices and other communications hereunder shall be deemed to have been sufficiently given when (a) mailed, postage prepaid, by certified or registered mail, return receipt requested, sent by courier or telefaxed with confirmation of receipt requested and (b) sender shall have received such return receipt or confirmation, addressed to the party intended to receive the same at the address hereinabove set forth. The parties shall have the right to rely on as an original any notice given hereunder by telefax as aforesaid.



IN WITNESS WHEREOF, the parties hereto have executed this Purchase and Sale Agreement as of the day and year first above written.


For:     BLX Funding LLC                  For:     Bott Equipment Company, Inc.

By:      /s/ Mark Weinberg                By:      /s/ Richard W. York
         -----------------------------             -----------------------------
         Mark Weinberg, CEO                        Richard W. York, CFO

                         FEE AND REIMBURSEMENTS SCHEDULE

The purchase price ("Purchase Price") for the Accounts Receivable purchased by BLX shall be calculated from the invoice date and shall be based upon the date on which BLX actually collects the amount due under the Accounts Receivable, as follows:

        -----------------------------------------------------------------------
               NUMBER OF DAYS(1)          PURCHASE PRICE        DISCOUNT(2)
        -----------------------------------------------------------------------
         Less than or equal to 30              97.50%              2.50%
        -----------------------------------------------------------------------
         More than 30 but less than or         96.66%              3.34%
         equal to 40
        -----------------------------------------------------------------------
         More than 40 but less than or         95.82%              4.18%
         equal to 50
        -----------------------------------------------------------------------
         More than 50 but less than or         94.98%              5.02%
         equal to 60
        -----------------------------------------------------------------------
         More than 60 but less than or         94.14%              5.86%
         equal to 70
        -----------------------------------------------------------------------
         More than 70 but less than or         93.30%              6.70%
         equal to 80
        -----------------------------------------------------------------------
         More than 80 but less than or         92.46%              7.54%
         equal to 90
        -----------------------------------------------------------------------
         More than 90                          85.00%             15.00%
        -----------------------------------------------------------------------
         (1) Five (5) days will be added for collection

         (2) The Discount shall be the face amount of each Invoice less the Purchase Price and shall in no event exceed 15%

BLX has or will incur certain customary and regular charges on behalf of Seller for which BLX shall be entitled to reimbursement as a deduction from amounts to which Seller may otherwise be entitled under the Purchase and Sale Agreement, as follows:

--------------------------------------------------------------------------------
                    ITEM                                    AMOUNT
--------------------------------------------------------------------------------
   Postage: first class mail of Seller's       U.S. Postal Service prevailing
   invoices to Account Debtors                 rates
--------------------------------------------------------------------------------
   Preparation of credit report                $65.00 per report
--------------------------------------------------------------------------------
   Domestic wire transfer of immediately       $25.00 per transfer
   available funds
--------------------------------------------------------------------------------
   Overnight mail                              $35.00 per package
--------------------------------------------------------------------------------
   Check certification / Cashiers checks       $25.00 per check
--------------------------------------------------------------------------------
   Initial UCC search and filing fee           $350.00 or actual if greater
--------------------------------------------------------------------------------
   Continuation search fees                    $250.00
--------------------------------------------------------------------------------
   Audit charge                                $700.00 per diem
--------------------------------------------------------------------------------
   Monthly reports access                      $50.00 per month
--------------------------------------------------------------------------------

                                   SCHEDULE A

                                       TO
                           PURCHASE AND SALE AGREEMENT
                           DATED _____________________

                             BETWEEN BLX FUNDING LLC
                                       AND
                          BOTT EQUIPMENT COMPANY, INC.

                        REQUEST FOR PURCHASE OF INVOICES


                               [EXAMPLE OF FORM]
--------------------------------------------------------------------------------
  #      CUSTOMER NAME      INVOICE DATE      INVOICE NO.     INVOICE AMOUNT ($)
--------------------------------------------------------------------------------
  1
--------------------------------------------------------------------------------
  2
--------------------------------------------------------------------------------
  3
--------------------------------------------------------------------------------
  4
--------------------------------------------------------------------------------
  5
--------------------------------------------------------------------------------
  6
--------------------------------------------------------------------------------
  7
--------------------------------------------------------------------------------
  8
--------------------------------------------------------------------------------
  9
--------------------------------------------------------------------------------
 10
--------------------------------------------------------------------------------
 11
--------------------------------------------------------------------------------
 12
--------------------------------------------------------------------------------
 13
--------------------------------------------------------------------------------
 14
--------------------------------------------------------------------------------
 15
--------------------------------------------------------------------------------
[Add additional sheets if required]                     Total
                                                             -------------------


The undersigned hereby requests that BLX Funding LLC purchase, pursuant to the Purchase and Sale Agreement, the above referenced invoices, each and all of which are validly now due and owing.

For:     Bott Equipment Company, Inc.

By:      /s/ Richard W. York
         -------------------------------------
         Richard W. York, CFO

                                 ACKNOWLEDGMENT

STATE OF         CA        :
                           : SS:
COUNTY OF        L.A.      :


On this 22nd day of November, 2006, before me personally came Richard W. York, to me known, who being duly sworn, did depose and say that he resides at 5254 Corte Bocina, #42, Camarillo, California 93012, and that he is the Chief Financial Officer of Bott Equipment Company, Inc., a Texas corporation, the corporation described in and which executed the foregoing instrument, and acknowledged that he executed the same by authority of the board of directors of said corporation for the uses and purposes in said corporation set forth.



/s/ Hayedeh Eftekhari
------------------------------------
Notary Public

                                                         HAYEDEH EFTEKHARI
                                          [SEAL]        COMMISSION #1435692
                                                     NOTARY PUBLIC - CALIFORNIA
                                                        LOS ANGELES COUNTY
                                                   MY COMM. EXPIRES AUG 22, 2007

                               SECURITY AGREEMENT

This Security Agreement made as of the 22nd day of November, 2006 by and between BLX Funding LLC, a Delaware Limited Liability Company, having an office at 1633 Broadway, 39th Floor, New York, NY 10019 ("BLX") and Bott Equipment Company, Inc., a Texas corporation, having a place of business at 6325 Long Drive, Houston, Texas 77087 (the "Company").

WHEREAS:

A. The Company and BLX have entered or are about to enter into a Factoring Agreement, of even date herewith (the "Factoring Agreement") and intend, from time to time after the date hereof, to enter into one or more Purchase and Sale Agreements (the "Account Agreements") pursuant to which BLX will purchase certain accounts receivable billed to customers of the Company (such accounts receivable, together with the proceeds thereof, being hereinafter referred to as the "Accounts Receivable") on the basis of, and in reliance upon, the representations, warranties and covenants of the Company contained in the Account Agreements (the "Representations").

B. It is a condition precedent to the obligation of BLX to enter into the Factoring Agreement and the Account Agreements and to purchase Accounts Receivable pursuant thereto that the Company shall have entered into this Security Agreement for the purpose of securing the performance of the Representations.

NOW, THEREFORE, to induce BLX to enter into the Factoring Agreement and the Account Agreements and to purchase Accounts Receivable pursuant thereto, and in consideration thereof and for ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, the parties hereto agree as follows:

1. SECURITY INTEREST. The Company hereby grants to BLX and its successors and assigns, a security interest (the "Security Interest") in all of the following property now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time hereafter may acquire any right, title or interest other than as set forth in exhibit A attached hereto and made a part hereof. Accounts (whether or not purchased by BLX pursuant to an Account Agreement), Chattel Paper, Inventory, Equipment, Instruments, Investment Property, General Intangibles, Documents, Contract Rights and proceeds and products of the foregoing (including, without limitation, proceeds of insurance)(the "Collateral"). Any term used in the Uniform Commercial Code ("UCC") and not defined in this Security Agreement shall have the meaning given to the term in the UCC or in the Factoring Agreement.

2. OBLIGATIONS. This Security Agreement and the Security Interest shall secure the following obligations (the "Obligations"):

(a) Any and all obligations of the Company under the Account Agreements (but not the payment of the Accounts Receivable purchased pursuant thereto) or under any other agreement or instrument executed and delivered pursuant thereto; and

(b) Any and all other liabilities and obligations of every kind and nature whatsoever of the Company to BLX, whether such liabilities and obligations be direct or indirect, absolute or contingent, secured or unsecured, now existing or hereafter arising or acquired, due or to become due.

3. FINANCING STATEMENTS AND OTHER ACTION. The Company will do all lawful acts which BLX deems necessary or desirable to protect the Security Interest or otherwise to carry out the provisions of this Security Agreement, including, but not limited to the procurement of waivers and disclaimers of interest in the Collateral by the owners of any real estate on which the Collateral is located. The Company irrevocably appoints BLX as its attorney-in-fact, coupled with an interest, during the term of this Security Agreement to do all acts which it may be required to do under this Security Agreement.

4. AUTHORIZATION TO FILE FINANCING STATEMENTS.

(a) The Company hereby irrevocably authorizes BLX at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that:

         (i) indicate the Collateral as all assets of the Company or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or as being of an equal or lesser scope or with greater detail;

         (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (x) whether the Company is an organization, the type of organization, and any organization identification number issued to the Company and, (y) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates;

         (iii) contain a notification that the Company has granted a negative pledge to BLX, and that any subsequent lienor may be tortuously interfering with BLX's rights; and

         (iv) advises third parties that any notification of the Company's Account Debtors will interfere with BLX's collection rights.

(b) The Company agrees to furnish any of the foregoing information to BLX promptly upon request.

(c) The Company ratifies its authorization for BLX to have filed any like initial financing statements or amendments thereto if filed prior to the date hereof.

(d) BLX may add any supplemental language to any such financing statement as BLX may determine to be necessary or helpful in acquiring or preserving rights against third parties.

5. ENCUMBRANCES. The Company warrants that it has title to the Collateral purportedly owned by it and that there are no sums owed or claims, liens, security interests or other encumbrances against the Collateral other than as set forth in Exhibit A attached hereto and made a part hereof. The Company will notify BLX of any lien, security interest or other encumbrance against the Collateral securing any obligation of the Company, will defend the Collateral against any claim, lien, security interest or other encumbrance adverse to BLX, except for liens having priority thereover as set forth on Exhibit A, attached hereto and made a part hereof, and will not create, incur, assume, or suffer to exist any lien, security interest or other encumbrances against the Collateral, whether now owned or hereafter acquired, except:

(a) liens in favor of BLX and such other liens as are set forth on Exhibit A attached hereto and made a part hereof;

(b) liens for taxes or assessments or other government charges or levies if not yet due and payable or, if due and payable, if they are being contested in good faith by appropriate proceedings and for which appropriate reserves have previously been delivered by the Company to BLX;

(c) liens imposed by law, such as mechanics', materialmen's, landlords', warehousemen's, and carriers' liens, and other similar liens, securing obligations incurred in the ordinary course of business, which are not past due for more than 30 days or which are being contested in good faith by appropriate proceedings, and for which appropriate reserves have been previously delivered to BLX;

(d) liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, public statutory obligations, surety, stay, appeal, indemnity, performance, or other similar bonds, or other similar obligations arising in the ordinary course of business;

(e) judgments and other similar liens arising in connection with court proceedings, provided that the execution or other enforcement of such liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

(f) easements, right-of-way restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment by the Company of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto; and

(g) purchase-money liens on any property hereafter acquired or the assumption of any lien on property existing at the time of such acquisition (and not created in contemplation of such acquisition), or a lien incurred in connection with any conditional sale or other title retention agreement or a capital lease; provided that:

         (i) any property subject to any of the foregoing is acquired by the Company in the ordinary course of its business and the lien on any such property attaches to such asset concurrently or within 90 days after the acquisition thereof;

         (ii) the obligation secured by any lien so created, assumed, or existing shall not exceed 100% of the lesser of the cost or the fair market value as of the time of acquisition of the property covered thereby to the Company; and

         (iii) each such lien shall attach only to the property so acquired and fixed improvements thereon.

6. MAINTENANCE OF COLLATERAL. The Company shall preserve the Collateral for the benefit of BLX. Without limiting the generality of the foregoing, the Company shall:

(a) make all such repairs, replacements, additions and improvements to its equipment as in its judgment are necessary to permit such business to be properly and advantageously conducted at all times;

(b) maintain and preserve its inventory except as sold in the ordinary course of business;

(c) preserve all beneficial contract rights to the extent commercially reasonable;

(d) in conjunction with, and at the direction of, BLX, take commercially reasonable steps to collect all Accounts; and

(e) pay all taxes, assessments or other charges on the Collateral when due, unless the amount or validity of such taxes, assessments or charges is being contested in good faith by appropriate proceedings and reserves with respect thereto in conformity with generally accepted accounting principles have been provided on the books of the Company.

Nothing contained herein shall be construed to prohibit the Company from buying and selling equipment and inventory in the ordinary course of business; provided, however, that the Company will not sell equipment where either the adjusted basis of such equipment determined in accordance with generally accepted accounting principles or the sales price of such equipment exceeds, for any 12 month period, $50,000 in any individual transaction or $200,000 in the aggregate.

7. ADDITIONAL PROVISIONS CONCERNING THE COLLATERAL

(a) The Company irrevocably appoints BLX as its attorney-in-fact (such power of attorney being coupled with an interest) and proxy, with full authority in the place and stead of the Company and in its name or otherwise, from time to time in BLX's discretion, to take any action or execute any instrument which BLX may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation: (i) to obtain and adjust insurance required to be paid to BLX pursuant to Section 8 hereof; (ii) to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
(iii) to receive, endorse, and collect any checks, drafts or other instruments, documents, and chattel paper in connection with clause (i) or clause (ii) above;
(iv) to sign the Company's name on any invoice or bill of lading relating to any Account, on drafts against customers, on schedules and assignment of Accounts, on notices of assignments, financing statements and other public records, on verification of Accounts and on notices to customers (including notices directing customers to make payment directly to BLX); (v) if a Default (as hereinafter defined) has occurred and is continuing, to notify the postal authorities to change the address for delivery of its mail to an address designated by BLX, to receive, open and process all mail addressed to the Company, to send requests for verification of Accounts to customers; and (vi) to file any claims or take any action or institute any proceeding which BLX may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of BLX with respect to any of the Collateral. The Company ratifies and approves all acts of such attorney; and so long as such attorney acts in good faith and without gross negligence, such attorney shall have no liability to the Company for any act or omission thereas.

(b) If the Company fails to perform any agreement contained herein, BLX may itself perform, or cause performance of, such agreement or obligation, and the costs and expenses of BLX incurred in connection therewith shall be payable by the Company and shall be fully secured hereby.

(c) The powers conferred upon BLX hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon BLX to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by BLX hereunder, BLX shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(d) Anything herein to the contrary notwithstanding, (i) the Company shall remain liable under any contracts and agreements relating to the Collateral, to the extent set forth therein, to perform all of its obligations thereunder to the same extent as if this Security Agreement had not been executed; (ii) the exercise by BLX of any of its rights hereunder shall not release the Company from any of its obligations under the contracts and agreements relating to the Collateral; and (iii) ly X shall not have any obligation or liability by reason of this Security Agreement under any contracts and agreements relating to the Collateral, nor shall BLX be obligated to perform any of the obligations or duties of the Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

8. INSURANCE. The Company shall maintain insurance covering the Collateral with financially sound and reputable insurers satisfactory to BLX against such risks as are customarily insured by a business in the same or similar industry and similarly situated for an amount not less than the full replacement value of such Collateral. All such insurance policies covering property on and after the date such property becomes subject to the Security Interest shall name BLX on a Lender's Loss Payable Endorsement . At the request of BLX, all insurance policies covering property subject to the Security Interest shall be delivered to and held by BLX. If, while any Obligations are outstanding, any proceeds in excess of $5,000 with respect to any casualty loss are paid to BLX under such policies on account of such casualty loss, and there is no breach by the Company of any representations, or default by the Company in the performance of any covenant herein or in the Factoring Agreement contained (any of the foregoing being hereinafter referred to as an "Event of Default") which is continuing, BLX will pay over such proceeds in whole or in part to the Company, for the purpose of repairing or replacing the Collateral destroyed or damaged, any such repaired or replaced Collateral being secured hereby. If an Event of Default has occurred and is continuing, BLX may apply the proceeds in its discretion to any of the Obligations. All proceeds less than or equal to $5,000 with respect to any casualty loss shall be paid to the Company, to be used by the Company to replace or repair the Collateral destroyed or damaged, except that if an Event of Default shall have occurred, then BLX shall apply the proceeds in its discretion to any of the Obligations. BLX is hereby appointed during the term of this Agreement as irrevocable attorney-in-fact to collect the proceeds of such insurance, to settle any claims with the insurers in the event of loss or damage, to endorse settlement drafts and, upon an Event of Default under this Agreement, to cancel, assign or surrender any insurance policies.

9. FIXTURES. It is the intention of the parties hereto that none of the equipment, machinery or other property securing the Obligations hereunder shall become or constitute fixtures.

10. DEFAULT. (a) (i) If breach or default shall be made in the due performance or observance of any provision of this Security Agreement and such breach or default shall continue for a period of 5 days after written notice thereof shall have been received by the Company from BLX; or (ii) an Event of Default, as defined in Section 8, shall have occurred and shall continue for a period of 5 days after written notice thereof shall have been received by the Company from BLX (each of the foregoing being hereinafter referred to as a "Default"), then upon the occurrence of any such Default or at any time or times thereafter, unless such Default shall have been cured within any applicable grace period, or waived in writing by BLX, BLX shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and shall have full power and authority to sell or otherwise dispose of the Collateral or any part thereof. Any such sale or other disposition, subject to the provisions of applicable law, may be by public or private proceedings and may be made by one or more contracts, as a unit or in parcels, at such time and place, by such method, in such manner and on such terms as BLX may determine. Except as required by law, such sale or other disposition may be made without advertisement or notice of any kind or to any third party or third person. In the event any consent, approval or authorization of any governmental agency shall be necessary to effectuate any such sale or sales, the Company shall execute, as necessary, all applications or other instruments as may be required.

(b) Upon the occurrence of a Default and at any time or times thereafter, subject to the provisions of applicable law, BLX may commence proceedings in any court of competent jurisdiction for the appointment of a receiver (which term shall include a receiver-manager) of the Collateral or of any part thereof or may by instrument in writing appoint any person to be receiver of the Collateral or any part thereof and may remove any receiver so appointed by BLX and appoint another in his stead; and any such receiver appointed by instrument in writing shall have the power (i) to take possession of the Collateral or any part thereof, (ii) to carry on the business of the Company, (iii) to borrow money on the security of the Collateral in priority to this Security Agreement required for the maintenance, preservation or protection of the Collateral or any part thereof or for the carrying on of the business of the Company, and (iv) to sell, lease or otherwise dispose of the whole or any part of the Collateral at public auction, by public tender or by private sale, either for cash or upon credit, at such time and upon such terms and conditions as the receiver may determine; provided that any such receiver shall be deemed the agent of the Company and BLX shall not be in any way responsible for any misconduct or negligence of any such receiver except for willful misconduct or gross negligence.

11. STANDARDS FOR EXERCISING REMEDIES. To the extent that applicable law imposes duties on BLX to exercise remedies in a commercially reasonable manner, the Company acknowledges and agrees that it is not commercially unreasonable for
BLX:

(a) to not incur expenses to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition;

(b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of;

(c) to fail to exercise collection remedies against Account Debtors or other persons obligated on Collateral or to remove liens or encumbrances on any adverse claims against Collateral;

(d) to exercise collection remedies against Account Debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists;

(e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature;

(f) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature;

(g) to dispose of Collateral by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets;

(h) to dispose of assets in wholesale rather than retail markets;

(i) to disclaim all disposition warranties; or

(j) to purchase insurance or credit enhancements to insure BLX against risks of loss, collection or disposition of Collateral or to provide to BLX a guaranteed return from the collection or disposition of Collateral.

The Company acknowledges that the purpose of this Section 11 is to provide non-exhaustive indications of what actions or omissions by BLX would not be commercially unreasonable in BLX's exercise of remedies against the Collateral and that other actions or omissions by BLX shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 11. Without limitation upon the foregoing, nothing contained herein shall be construed to grant any rights to the Company or to impose any duties on BLX that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 11.

12. PAYMENT OF TAXES, CHARGES. BLX, at its option, after notice to the Company, may discharge any taxes, charges, assessments, security interests, liens or other encumbrances (except those permitted by Section 5 of this Security Agreement) upon the Collateral or otherwise protect the value thereof. All such expenditures incurred by BLX shall become payable by the Company to BLX upon demand, shall bear interest at the rate of 18% per annum from the date incurred to the date of payment, and shall be secured by the Collateral.

13. DUTIES WITH RESPECT TO COLLATERAL. BLX shall have no duty to the Company with respect to the Collateral other than the duty to use reasonable care in the safe custody of any of the Collateral in its possession. Without limiting the generality of the foregoing, BLX, although it may do so at its option, shall be under no obligation to the Company to take any steps necessary to preserve rights in the Collateral against other parties.

14. PROCEEDS AND EXPENSES OF DISPOSITIONS. The Company shall pay to BLX on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by BLX in protecting, preserving or enforcing its rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as BLX may determine, notwithstanding contrary instructions received by BLX from the Company or any other third party.

15. NO LIEN TERMINATION WITHOUT RELEASE. In recognition of BLX's right to have its attorneys' fees and other expenses incurred in connection with this Security Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by the Company, BLX shall not be required to terminate any Uniform Commercial Code Financing Statements filed in its favor against the Company relating to the Collateral unless and until the Company and all entities which are secondarily liable on the Obligations have executed and delivered to BLX a general release, covering claims both known and unknown, in a form reasonably satisfactory to BLX. Company understands that this provision constitutes a waiver of its rights under ss.9-513 of the UCC.

16. WAIVERS. To the extent permitted by law, the Company hereby waives demand for payment, notice of dishonor or protest and all other notices of any kind in connection with the obligations except notices required hereby, by law or by any other agreement between the Company and BLX. BLX may release, supersede, exchange or modify any Collateral or security which it may from time to time hold and may release, surrender or modify the liability of any third party without giving notice hereunder to the Company. Such modifications, changes, renewals, releases or other actions shall in no way affect any of the Obligations or the Company's obligations hereunder.

17. TRANSFER EXPENSES. The Company will pay, indemnify and hold harmless BLX from and against ail costs and expenses (including taxes, if any) arising out of or incurred in connection with any transfer of Collateral into or out of the name of BLX and all reasonable costs and expenses, including reasonable legal fees, of BLX arising out of or incurred in connection with this Security Agreement; provided, however, that the Company shall not be responsible for expenses arising out of or incurred as a result of willful misconduct by BLX.

18. MODIFICATION. This Agreement may not be modified or amended without the prior written consent of each of the parties hereto.

19. NOTICES. Except as otherwise provided in this Security Agreement, all notices and other communications hereunder shall be deemed to have been sufficiently given when mailed, postage prepaid, by certified or registered mail, sent by courier or telefaxed, return receipt requested, or confirmation of receipt requested in the case of a telefax, and the sender shall have received such return receipt or confirmation, such notices or communications to be, addressed as follows:

         To BLX:           BLX Funding LLC
                           1633 Broadway, 39th Floor
                           New York, NY 10019
                           Attn: Mark D. Weinberg
                           Fax: (646)723-5089

         To Company:       Bott Equipment Company, Inc.
                           6325 Long Drive
                           Houston, Texas 77087
                           Attn: Richard W. York
                           Fax: (818)735-4744

or at such other address or telefax number, as the case may be, as the party to whom such notice or demand is directed may have designated in writing to the other party hereto by notice as provided in this Section 19. Each of the parties hereto shall have the right to rely on as an original any notice given hereunder by telefax as aforesaid.

20. RIGHTS; MERGER. No course of dealing between the Company and BLX, nor any delay in exercising, on the part of BLX, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law or in equity, including, without limitation, the rights and remedies of a secured party under the Code. It is understood and agreed that all understandings and agreements heretofore had between the parties, if any, with respect to the subject matter hereof are merged into this Security Agreement, which alone fully and completely expresses their agreement.

21. GOVERNING LAW, BINDING EFFECT. This Security Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York. This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including any other holder or holders of any obligations and may be executed in two or more counterparts, each of which shall together constitute one and the same agreement.

22. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.


For:     BLX Funding LLC                  For:     Bott Equipment Company, Inc.

By:      /s/ Mark Weinberg                By:      /s/ Richard W. York
         -----------------------------             -----------------------------
         Mark Weinberg, CEO                        Richard W. York, CFO

                                    EXHIBIT A
                                 PERMITTED LIENS


Reference MEMS USA, Inc. SEC Form 8-K (Nov. 16, 2006) securities purchase agreement with CGA Strategic Investment Fund Limited dated October 31, 2006.

NOTE: Assets solely attributable to the debtor's alternative fuel projects are not subject to assignment of debtor's rights, title and interest, including proceeds thereof, and are to be excluded from collateral.

                                 ACKNOWLEDGMENT

STATE OF         CA        :
                           : SS:
COUNTY OF        L.A.      :


On this 22nd day of November, 2006, before me personally came Richard W. York, to me known, who being duly sworn, did depose and say that he resides at 5254 Corte Bocina, #42, Camarillo, California 93012, and that he is the Chief Financial Officer of Bott Equipment Company, Inc., a Texas corporation, the corporation described in and which executed the foregoing instrument, and acknowledged that he executed the same by authority of the board of directors of said corporation for the uses and purposes in said corporation set forth.



/s/ Hayedeh Eftekhari
------------------------------------
Notary Public

                                                         HAYEDEH EFTEKHARI
                                          [SEAL]        COMMISSION #1435692
                                                     NOTARY PUBLIC - CALIFORNIA
                                                        LOS ANGELES COUNTY
                                                   MY COMM. EXPIRES AUG 22, 2007

                               FACTORING AGREEMENT

This Factoring Agreement made as of the 22nd day of November, 2006 by and between BLX Funding LLC, a Delaware Limited Liability Company, having an office at 1633 Broadway, 39th Floor, New York, NY 10019 ("BLX") and Bott Equipment Company, Inc., a Texas corporation, having a place of business at 6325 Long Drive, Houston, Texas 77087 ("Seller").

WHEREAS:

A. Seller has requested that BLX purchase from Seller, from time to time, all of Seller's right, title and interest in and to certain accounts receivable due to Seller from its customers; and

B. BLX has agreed to purchase certain of such accounts receivable from Seller, from time to time, upon the terms and subject to the conditions set forth in this Factoring Agreement.

NOW, THEREFORE, in order to induce BLX to purchase such accounts receivable, and for ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, the parties hereto agree as follows:

1. SALE AND PURCHASE OF ACCOUNTS RECEIVABLE. Seller will tender to BLX certain of Seller's invoices to be rendered to Seller's customers ("Account Debtors") with respect to goods sold and delivered to, or services performed for, such Account Debtors by Seller (individually, an "Account Receivable" and collectively, the "Accounts Receivable"). Such invoices shall be forwarded by BLX to the respective Account Debtors, in accordance with the standard billing procedures of BLX, together with or after notice from Seller and/or BLX to such Account Debtors of the irrevocable assignment to BLX of payment there under. BLX will conduct such examination and verification of the invoices so tendered, and such credit investigation of such Account Debtors, as BLX considers necessary or desirable, and will notify Seller as to which of the individual Accounts Receivable so tendered, if any, BLX elects to purchase. BLX shall at all times have the absolute right in its sole discretion to reject any or all of the Accounts Receivable, whether or not BLX has previously purchased Accounts Receivable from Seller or previously purchased Accounts Receivable of any particular Account Debtor.

2. ACCOUNT AGREEMENTS. The Accounts Receivable that BLX elects to purchase from Seller shall be purchased upon the terms and subject to the conditions of separate Purchase and Sale Agreements, between Seller and BLX, the form of which has heretofore been provided to Seller (the "Account Agreements"). BLX shall advance against the Purchase Price (as defined in the Account Agreements) for the Accounts Receivable BLX elects to purchase pursuant to the provisions hereof, Seventy-Five (75%) Percent of the face amount of such Accounts Receivable purchased. BLX shall pay the balance of the Purchase Price, as calculated pursuant to the applicable Account Agreement, pursuant to the further provisions of this Section 2. For the purposes hereof, the term "Schedule Closure Date" shall mean, with respect to each of the schedules or batches of Accounts Receivable purchased pursuant to each Account Agreement (a "Schedule"), the date with respect to each Schedule on which the applicable Account Debtors have either paid all such Accounts Receivable in the Schedule or, a Chargeback (as defined in the Account Agreements) has been taken there against; provided, however, that Seller may, at its election, repurchase any such Accounts Receivable from BLX, for a price equal to the face amount of such Account Receivable, in which event such Account Receivable shall be deemed duly paid for the purposes of determining the Schedule Closure Date. Notwithstanding anything to the contrary herein contained, the Accounts Receivable purchased by BLX pursuant to an Account Agreement, may be aggregated and administered as a single Account Receivable, or as several discreet Accounts Receivable, in the discretion of BLX (each, an "Aggregate Receivable" or Schedule as previously defined). Periodically, from and after each Schedule Closure Date, the balance of the Purchase Price, if any, payable in respect of the Accounts Receivable purchased pursuant to each Account Agreement (the "Purchase Price Balance") shall be aggregated with the Purchase Price Balance, if any, from all other Schedules in respect of which there has occurred other Schedule closures (the "Aggregate Purchase Price Balance"), and BLX shall credit to Seller's reserve account, the positive amount, if any, of such Aggregate Purchase Price Balance. Chargebacks from all

Account Agreements shall be debited against the Seller's reserve account and the net credit balance, if any, shall be rebated to the Seller in accordance with BLX's standard rebate practices. Capitalized terms not herein defined shall have the respective meanings attributed thereto in the Account Agreement. In the event of any conflict between the provisions of an Account Agreement and this Factoring Agreement, the provisions of this Factoring Agreement shall govern and control. Notwithstanding the first sentence of this Section 2, if either Seller or BLX shall fail to execute an Account Agreement with respect to a particular Account Receivable tendered by Seller to BLX, and BLX shall nevertheless pay an Advance Amount to Seller for such Account Receivable, BLX shall be presumed conclusively to have purchased, and Seller shall be presumed conclusively to have sold, such Account Receivable pursuant to an Account Agreement, and such Account Receivable shall be governed by the terms and conditions (including, without limitation, Seller's representations, warranties and covenants to BLX contained therein) set forth in the Account Agreement in the form heretofore provided to Seller.

3. CONDITIONS PRECEDENT. BLX shall not be required to purchase any Accounts Receivable pursuant to an Account Agreement unless and until each of the following conditions shall have been satisfied:

(a) BLX and Seller shall have entered into a Security Agreement in the form heretofore provided to Seller (the "Security Agreement"), to secure the performance by Seller of certain representations, warranties and covenants set forth in the Account Agreements (the "Representations") (but not the payment of the Accounts Receivable purchased thereby);

(b) MEMS USA, INC. and CALIFORNIA MEMS USA, INC. shall each have executed and delivered to BLX a Performance Guaranty in the form heretofore provided to Seller (the "Performance Guaranty"), to guarantee Seller's performance of the Representations (but not the payment of the Accounts Receivable purchased thereby);

(c) Seller shall have authorized BLX to file Uniform Commercial Code financing statements with the appropriate filing officer or officers in each jurisdiction where, in the reasonable opinion of BLX, such filing is necessary or desirable to perfect the security interests granted pursuant to the Security Agreement and to provide notice of the factoring arrangement; and

(d) Seller shall have executed and delivered to BLX an Account Agreement in the form heretofore provided to Seller, together with the schedule of proposed Accounts Receivable attached thereto as Schedule A, which Schedule A shall be duly executed and dated by Seller.

BLX's failure to require the satisfaction of any one or more of these conditions precedent shall not be deemed a waiver thereof, nor shall such failure in any way alter, modify or vitiate Seller's obligations hereunder or any guarantor's obligations under the respective Performance Guaranties.

4. CROSS-COLLATERALIZATION. If a Default (as defined in the Security Agreement) shall have occurred, BLX shall have the right, which may be exercised in its sole and absolute discretion at any time and from time to time during the continuance of such Default, to apply all amounts collected with respect to Accounts Receivable, as follows, before any payment from such collections shall be made to Seller: (i) first, against the unreimbursed balance of the Advance Amounts made by BLX to Seller with respect to Accounts Receivable purchased from Seller under one or more Account Agreements; (ii) next, to the payment of all fees and expense reimbursements (as described in the Account Agreements) accrued with respect to Accounts Receivable purchased by BLX from Seller, whether or not such fees have become due and payable pursuant to the terms of the Account Agreements; and (iii) the balance, if any, to the payment of any and all other liabilities and obligations of Seller to BLX pursuant to this Factoring Agreement, the Security Agreement, the Account Agreements and any other agreement entered into between BLX and Seller concurrently or in connection herewith.

5. COLLECTION OF ACCOUNTS RECEIVABLE. Seller will instruct all of the Account Debtors obligated with respect to the Accounts Receivable assigned to BLX to mail or deliver payments on such Accounts Receivable directly to BLX at its address herein above set forth or at such other address as BLX may specify in a written notice to Seller. Such instructions shall not be rescinded or modified without BLX's prior written consent. If, despite such instructions, Seller shall receive any collections or other proceeds of the Accounts Receivable assigned to BLX, Seller shall as soon as practicable, but in no event later than two (2) business days after such receipt, deliver such payments, in the exact form received, to BLX. Failure to deliver such payments to BLX as provided herein shall be deemed a default under the Factoring Agreement and under the Security Agreement and shall, in addition to any and all other amounts due, cause Seller to be obligated to pay to BLX, a charge of fifteen (15%) percent of the amount of any such payment which has been received by Seller and not delivered in kind to BLX as provided herein. All payments received by BLX shall be applied as provided in
Section 4 above. BLX shall have no liability to Seller for any mistake in the application of any payment received with respect to any Account Receivable, provided BLX shall have acted in good faith and without gross negligence in respect thereof.

6. PAYMENT OF EXPENSES AND TAXES. Seller will (a) pay or reimburse BLX for all of BLX's out-of-pocket costs and expenses incurred in connection with the preparation and execution of, and any amendment, supplement or modification to this Factoring Agreement, the Security Agreement, any of the Account Agreements and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel to BLX (whether or not such counsel is affiliated with BLX); (b) pay or reimburse BLX for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Factoring Agreement, the Security Agreement, the Account Agreements and such other documents, and the verification of the Accounts Receivable and the creditworthiness of the Account Debtors, including, without limitation, fees and disbursements of counsel to BLX (whether or not such counsel is affiliated with BLX); (c) pay, indemnify, and hold harmless from and against any and all recording and filing fees and any and all liabilities with respect to, or resulting from, any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of, any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of this Factoring Agreement, the Security Agreement, the Account Agreements and any such other documents; and (d) pay, indemnify, and hold BLX harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement and performance of this Factoring Agreement, the Security Agreement, the Account Agreements and such other documents (all of the foregoing being hereinafter collectively referred to as the "indemnified liabilities"); provided, however, that Seller shall have no obligation hereunder to BLX with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of BLX, (ii) salaries and other amounts payable by BLX to its employees in the ordinary course of business or (iii) expenses incurred by BLX (other than those specifically enumerated in clauses (a), (b) and (c) above) in the ordinary course of business in connection with the performance of its obligations hereunder. In recognition of BLX's right to have its attorneys' fees and other expenses incurred in connection with this Factoring Agreement secured by the collateral pledged by Seller pursuant to the Security Agreement, notwithstanding payment in full of all obligations by Seller, BLX shall not be required to record any terminations or satisfactions of any of BLX's liens on the collateral unless and until Seller has executed and delivered to BLX, a general release in a form reasonably satisfactory to BLX. Seller understands that this provision constitutes a waiver of its rights under section 9513 of the Uniform Commercial Code. The agreements in this Section 6 shall survive the termination of this Factoring Agreement.

7. AMENDMENTS. The provisions of this Factoring Agreement may be modified or amended only by a written instrument duly executed on behalf of BLX and Seller by their respective duly authorized representatives and no such amendment or modification hereof will in any way release or diminish any guarantor's obligations under the respective Performance Guaranties.

8. TERMINATION. This Factoring Agreement shall begin on the date hereof and, unless sooner terminated as herein provided, terminate at 11:59 p.m. on the day immediately preceding the second year anniversary of the date hereof (the "Scheduled Term"), except that the Representations, warranties and covenants of Seller and the remedies of BLX for a breach of such Representations, warranties and/or covenants shall survive the termination of this Factoring Agreement. Such termination shall not affect the rights of BLX in enforcing its remedies against Seller or any collateral upon any default by Seller hereunder or upon a

Default under the Security Agreement. This Factoring Agreement shall be deemed automatically renewed from year to year (the "Rescheduled Term") unless Seller shall deliver written notice of cancellation to BLX at least 60 days but not more than 90 days prior to the expiration date then in effect hereunder.

9. FEE. The fee to be earned by BLX for the purchase of Accounts Receivable from Seller, as set forth in the Fee and Reimbursements Schedule attached to the Account Agreements (the "Fee"), has been established after negotiation between the parties based upon the delivery by Seller of not less than $200,000 per month of approved Accounts Receivable (the "Monthly Base Sales Amount") to BLX during each 30 day period (a "Term Month") of the Scheduled Term or Rescheduled Term, as applicable. Seller expressly acknowledges that BLX has agreed to the Fee in reliance upon Seller's agreement during each Term Month to deliver at least the Monthly Base Sales Amount and that BLX would have required an increased Fee in the event a lesser volume of approved Accounts Receivable had been agreed to in any Term Month. Consequently, if the aggregate amount of approved Accounts Receivable delivered by Seller to BLX during any Term Month, whether by reason of Seller's premature termination, reduced level of sales, or otherwise, shall be less than the Monthly Base Sales Amount, then Seller shall pay to BLX an adjustment fee on account of such Term Month equal to (a) the product of (i) the actual aggregate fees earned by BLX from the purchase of Accounts Receivable from Seller for the applicable Term Month (or then expired portion thereof) (the "Partial Fee") and (ii) a fraction, the numerator of which is the Monthly Base Sales Amount and the denominator of which is the actual aggregate amount of Accounts Receivable theretofore delivered by Seller in such Term Month, less (b) the Partial Fee, provided, however if, in any Term Month, Seller shall deliver no Accounts Receivable to BLX, then Seller shall pay to BLX in respect of such Term Month an adjustment fee equal to the product of (c) the Monthly Base Sales Amount and (d) a fraction, the numerator of which is the aggregate Fees theretofore earned by BLX pursuant to this Factoring Agreement and the denominator of which is the actual aggregate amount of Accounts Receivable theretofore purchased by BLX pursuant to this Factoring Agreement (the "No Delivery Fee"). If Seller shall deliver no Accounts Receivable whatsoever to BLX under this Factoring Agreement, then Seller shall pay to BLX an adjustment fee equal to the product of (e) the minimum Discount as set forth in the Fee and Reimbursement Schedule of the Purchase and Sale Agreement and (f) the total amount of Accounts Receivable committed by Seller to be delivered to BLX under this Facring Agreement (also a "No Delivery Fee"). Notwithstanding anything to the contrary herein contained, this Factoring Agreement may be terminated by BLX, in BLX's sole discretion on three (3) days written notice to Seller if, for a period of forty five (45) days, Seller shall deliver no Accounts Receivable to BLX for purchase as herein provided (a "No Delivery Termination"). Upon any such No Delivery Termination, Seller shall pay to BLX the No Delivery Fee calculated as above-provided, for each and every unexpired Term Month remaining in the Scheduled Term or Rescheduled Term, as applicable.

10. NOTICES. All notices and other communications hereunder shall be deemed to have been sufficiently given when mailed, postage prepaid, by certified or registered mail, sent by courier or telefaxed, return receipt requested, or confirmation of receipt requested in the case of a telefax, and the sender shall have received such return receipt or confirmation, addressed to the party intended to receive the same at the address herein above set forth. Each of the parties hereto shall have the right to rely on as an original any notice given hereunder by telefax as aforesaid.

11. SUCCESSORS, GOVERNING LAW, CONSENT TO JURISDICTION, WAIVER OF SERVICE, JURY TRIAL WAIVER. This Factoring Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto, except that this Factoring Agreement may not be assigned by Seller without the prior written consent of BLX. This Factoring Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed exclusively within such state. The parties hereto mutually agree that any legal action relating to or arising from the Factoring Agreement, the Security Agreement, the Account Agreements or the Performance Guaranty (or Guaranties), if any, or relating in any way to the factoring relationship between BLX and the Seller and Guarantor(s), shall be maintained only in (a) the Supreme Court of the State of New York, Borough of Manhattan, or (b) the federal courts in and for the Southern District of New York (the "Courts of Jurisdiction"), and the parties hereto expressly consent and agree, and waive any objection, to the jurisdiction of the Courts of Jurisdiction over any such legal action, and over the parties hereto, and to the laying of venue in any of the Courts of Jurisdiction. The parties expressly agree that no legal action may be maintained between or among the parties hereto other than in the Courts of Jurisdiction, however, nothing in this paragraph shall be construed to limit the rights of the parties to domesticate, or otherwise pursue, any judgment obtained in the Courts of Jurisdiction in any other court, state, territory or nation. Furthermore, the parties hereto expressly agree to waive all otherwise applicable statutes, rules, or other requirements relating to the service of legal process, including, but not limited to, the service of a summons and/or complaint, and hereby agree to accept service of process in any such legal action pursuant solely to the notice provisions contained herein. Any such service of legal process made pursuant to the notice provisions hereof shall be deemed to be good and valid service, without regard for any contrary or inconsistent statute, rule or provision. The parties hereto do hereby waive any and all right to a trial by jury in any action or proceeding arising out of this Factoring Agreement or any of the other Factoring Documents.

12. NONCONFORMING RECEIVABLES. If any one or more of the Accounts Receivable is not paid by the Account Debtor(s) within 100 days from the invoice date of such Account Receivable and such failure to pay is not the result of the insolvency or other financial inability to pay of the Account Debtor or, if any Account Debtor asserts that it is entitled to a deduction or otherwise asserts a dispute, contingency, set-off or counterclaim with respect to any Account Receivable, Seller shall reimburse BLX on demand for the Advance Amount (as defined in the Account Agreement) with respect to such Account Receivable. Seller shall be obligated to pay and BLX shall have the right to retain all applicable fees earned by BLX with respect to the Account Receivable notwithstanding Seller's obligation to reimburse BLX as set forth in this section 12. For the purposes hereof, (i) any failure of an Account Debtor to pay all or any portion of an invoice shall be deemed to have been for other than the insolvency or financial inability to pay of such Account Debtor unless Seller provides evidence to the contrary acceptable to Seller, and even if Seller provides such evidence under clause (i) above, any failure of an Account Debtor to pay all or part of an invoice shall be deemed to have been for a reason other than the insolvency or financial inability of such Account Debtor if such Account Debtor has asserted any defense, dispute, contingency, deduction, or set off, regardless of the financial condition of such Account Debtor and therefore shall be presumed to be the result of a breach by the Seller of one or more of the Representations set forth in section 2 of the Account Agreement.

13. BANKRUPTCY. The parties expressly agree that in the event Seller voluntarily files for protection pursuant to any provision of the United States Bankruptcy Code or, in the event an involuntary petition in bankruptcy is filed against the Seller, (a) this Factoring Agreement shall automatically terminate upon such filing, and (b) Seller's obligations under this Factoring Agreement, the Security Agreement, the Account Agreements and the Performance Guaranties, if any, shall be automatically accelerated and all sums due under any provision of the aforementioned documents shall be immediately due and payable. Following either of the aforementioned bankruptcy filings, BLX may elect to offer financing to the debtor-inpossession, but nothing in this paragraph shall obligate BLX to offer or provide such financing.

14. MERGER. It is understood and agreed that all understandings and agreements heretofore had between the parties, if any, with respect to the subject matter hereof are merged into this Factoring Agreement and the related Account Agreements, Security Agreement and Performance Guaranties (collectively the "Factoring Documents") which alone fully and completely express their agreement.

15. AUDIT. BLX shall be entitled in its sole discretion, upon at least two (2) business days notice to Seller, to conduct or cause to be conducted an audit of Seller's books and records and Seller hereby agrees to make available all invoices, bills, bank books and account statements, cancelled checks, accounts receivable and payable ledgers, tax returns and like financial information, and otherwise fully to cooperate with BLX or its designated representative, in connection therewith. Seller shall pay upon demand as set forth in the Account Agreement(s) the cost of not more than two (2) such audits performed in any twelve (12) month period; provided, however, that if there shall occur a Default and this Agreement shall not be terminated by BLX, Seller shall thereafter pay the cost of any and all such audits conducted or caused to be conducted by BLX.

16. NO WAIVER. No course of dealing between BLX and Seller, nor any failure or delay by BLX to exercise any right, power or remedy under this Factoring Agreement or under any of the other Factoring Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The rights and remedies provided in the Factoring Documents are cumulative and are not exclusive of any other rights, powers or remedies now or hereafter existing at law or in equity or otherwise.

17. HEADINGS. The section headings set forth in bold type throughout the Factoring Documents are included in the Factoring Documents for the convenience of reference only and shall not constitute a part of the Factoring Documents for any other purpose.


IN WITNESS WHEREOF, the parties hereto have executed this Factoring Agreement as of the day and year first above written.


For:     BLX Funding LLC                  For:     Bott Equipment Company, Inc.

By:      /s/ Mark Weinberg                By:      /s/ Richard W. York
         -----------------------------             -----------------------------
         Mark Weinberg, CEO                        Richard W. York, CFO

                                 ACKNOWLEDGMENT

STATE OF         CA        :
                           : SS:
COUNTY OF        L.A.      :


On this 22ND day of November, 2006, before me personally came Richard W. York, to me known, who being duly sworn, did depose and say that he resides at 5254 Corte Bocina, #42, Camarillo, California 93012, and that he is the Chief Financial Officer of Bott Equipment Company, Inc., a Texas corporation, the corporation described in and which executed the foregoing instrument, and acknowledged that he executed the same by authority of the board of directors of said corporation for the uses and purposes in said corporation set forth.



/s/ Hayedeh Eftekhari
------------------------------------
Notary Public

                                                         HAYEDEH EFTEKHARI
                                          [SEAL]        COMMISSION #1435692
                                                     NOTARY PUBLIC - CALIFORNIA
                                                        LOS ANGELES COUNTY
                                                   MY COMM. EXPIRES AUG 22, 2007


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